                             LETTER OF TRANSMITTAL

                              WEYERHAEUSER COMPANY

                             OFFER TO EXCHANGE ITS
                         FLOATING RATE NOTES DUE 2003,
                             5.50% NOTES DUE 2005,
                             6.125% NOTES DUE 2007,
                            6.75% NOTES DUE 2012 AND
                           7.375% DEBENTURES DUE 2032
           THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                         FLOATING RATE NOTES DUE 2003,
                             5.50% NOTES DUE 2005,
                             6.125% NOTES DUE 2007,
                            6.75% NOTES DUE 2012 AND
                           7.375% DEBENTURES DUE 2032

               PURSUANT TO THE PROSPECTUS DATED           , 2002

     EACH EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
YORK CITY TIME, ON        , 2002, UNLESS THAT OFFER IS EXTENDED.

                 The Exchange Agent for the Exchange Offers is:

                              JPMORGAN CHASE BANK

    By Mail, Overnight Courier               By Facsimile:                 To Confirm by Telephone
        or Hand Delivery:                (212) 638-7380 or 7381              or for Information:
       JPMorgan Chase Bank              Reference: Weyerhaeuser                 (212) 638-0459
  55 Water Street, Second Floor             Company Exchange               Attention: Victor Matis
    Room 234 -- North Building           Confirm by Telephone:             Reference: Weyerhaeuser
     New York, New York 10041                (212) 638-0459                    Company Exchange
     Reference: Weyerhaeuser            Attention: Victor Matis
         Company Exchange               Reference: Weyerhaeuser
                                            Company Exchange

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Terms (whether or not capitalized) that are defined in the Prospectus (as defined below) and that are used but not defined herein shall have the same meanings given them in the Prospectus.

     This Letter of Transmittal is to be completed by holders of Old Securities (as defined below) either if Old Securities are being forwarded herewith or, except as provided in the next paragraph, if tenders of Old Securities are to be made by book-entry transfer to an account maintained by JPMorgan Chase Bank (the "Exchange Agent") at The Depository

Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offers -- Procedures for Tendering Old Securities" in the Prospectus.

     The exchange offers are not being made to, nor will tenders be accepted from or on behalf of, holders of Old Securities in any jurisdiction in which the applicable exchange offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction or would otherwise not be in compliance with any applicable securities or blue sky laws.

     IN THE CASE OF TENDERS OF OLD SECURITIES IN BOOK-ENTRY FORM THAT ARE REPRESENTED BY GLOBAL CERTIFICATES REGISTERED IN THE NAME OF DTC OR ITS NOMINEE ("GLOBAL OLD SECURITIES), THIS LETTER OF TRANSMITTAL NEED NOT BE MANUALLY EXECUTED; PROVIDED, HOWEVER, THAT SUCH TENDERS OF OLD SECURITIES ARE EFFECTED IN ACCORDANCE WITH THE PROCEDURES MANDATED BY DTC'S AUTOMATED TENDER OFFER PROGRAM ("ATOP"). TO TENDER OLD SECURITIES IN THIS MANNER, THE ELECTRONIC INSTRUCTIONS SENT TO DTC AND TRANSMITTED TO THE EXCHANGE AGENT MUST CONTAIN YOUR ACKNOWLEDGEMENT OF RECEIPT OF AND YOUR AGREEMENT TO BE BOUND BY AND TO MAKE ALL OF THE REPRESENTATIONS AND WARRANTIES IN THIS LETTER OF TRANSMITTAL. WHEN DTC RECEIVES SUCH INSTRUCTIONS, DTC WILL EFFECT A BOOK-ENTRY TRANSFER OF THE TENDERED OLD SECURITIES INTO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND THEN SEND TO THE EXCHANGE AGENT A CONFIRMATION OF SUCH BOOK-ENTRY TRANSFER OF OLD SECURITIES INTO THE EXCHANGE AGENT'S ACCOUNT AT DTC (A "BOOK-ENTRY CONFIRMATION"), INCLUDING AN AGENT'S MESSAGE ("AGENT'S MESSAGE") CONFIRMING THAT DTC HAS RECEIVED AN EXPRESS ACKNOWLEDGMENT FROM THE TENDERING DTC PARTICIPANT THAT SUCH PARTICIPANT HAS RECEIVED AND AGREES TO BE BOUND BY, AND MAKES THE REPRESENTATIONS AND WARRANTIES CONTAINED IN, THIS LETTER OF TRANSMITTAL AND THAT THE COMPANY (AS DEFINED BELOW) MAY ENFORCE THIS LETTER OF TRANSMITTAL AGAINST THAT PARTICIPANT. BOOK-ENTRY TRANSFER TO DTC IN ACCORDANCE WITH DTC'S PROCEDURES DOES NOT CONSTITUTE DELIVERY OF THE BOOK-ENTRY CONFIRMATION TO THE EXCHANGE AGENT.

     IF TENDER OF OLD SECURITIES OF ANY SERIES IS NOT MADE THROUGH ATOP OR IF OLD SECURITIES OF ANY SERIES IN DEFINITIVE CERTIFICATED FORM ("CERTIFICATED OLD SECURITIES") ARE TO BE TENDERED, THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), PROPERLY COMPLETED AND DULY EXECUTED, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, AND, IF APPLICABLE, THE CERTIFICATED OLD SECURITIES, DULY ENDORSED OR ACCOMPANIED BY A PROPERLY EXECUTED BOND POWER AND WITH ANY REQUIRED SIGNATURE GUARANTEES, MUST BE RECEIVED BY THE EXCHANGE AGENT AT ITS ADDRESS SET FORTH ON THE COVER PAGE HEREOF ON OR PRIOR TO THE EXPIRATION DATE (AS DEFINED BELOW) OF THE EXCHANGE OFFER FOR THE SECURITIES (AS DEFINED BELOW) OF THAT SERIES IN ORDER FOR SUCH TENDER TO BE EFFECTIVE. DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ON THE COVER PAGE HEREOF DOES NOT CONSTITUTE A VALID DELIVERY.

     IF A HOLDER DESIRES TO TENDER OLD SECURITIES OF ANY SERIES AND CERTIFICATES FOR SUCH OLD SECURITIES ARE NOT IMMEDIATELY AVAILABLE OR TIME WILL NOT PERMIT ALL REQUIRED DOCUMENTS, INCLUDING, IF APPLICABLE, CERTIFICATED OLD SECURITIES, TO REACH THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE OF THE EXCHANGE OFFER FOR THE SECURITIES OF THAT SERIES, OR THE PROCEDURES FOR BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER FOR THE SECURITIES OF THAT SERIES, SUCH OLD SECURITIES MAY NEVERTHELESS BE TENDERED BY FOLLOWING THE GUARANTEED DELIVERY PROCEDURES DESCRIBED IN THE PROSPECTUS UNDER "THE EXCHANGE OFFERS -- PROCEDURES FOR TENDERING OLD
SECURITIES -- GUARANTEED DELIVERY." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
      INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS OF FLOATING RATE NOTES DUE 2003 COMPLETE THIS BOX:

---------------------------------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF OLD FLOATING RATE NOTES DUE 2003 TENDERED
---------------------------------------------------------------------------------------------------------------------------------
         IF BLANK, PLEASE PRINT NAME AND ADDRESS OF                       OLD FLOATING RATE NOTES DUE 2003 TENDERED
                     REGISTERED HOLDER                                      (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PRINCIPAL AMOUNT OF
                                                                                                             OLD FLOATING RATE
                                                                                       PRINCIPAL AMOUNT        NOTES DUE 2003
                                                                  CERTIFICATE        OF OLD FLOATING RATE         TENDERED
                                                                   NUMBER(S)*           NOTES DUE 2003      (IF LESS THAN ALL)**
                                                             --------------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                                 TOTAL AMOUNT:
---------------------------------------------------------------------------------------------------------------------------------

  * NEED NOT BE COMPLETED BY HOLDERS TENDERING BY BOOK-ENTRY TRANSFER OR IN ACCORDANCE WITH DTC'S ATOP PROCEDURES.
 ** OLD FLOATING RATE NOTES DUE 2003 MAY BE TENDERED IN WHOLE OR IN PART IN
    DENOMINATIONS OF $1,000 AND INTEGRAL MULTIPLES THEREOF. ALL OLD FLOATING RATE NOTES DUE 2003 HELD SHALL BE DEEMED TENDERED UNLESS A LESSER NUMBER IS SPECIFIED IN THIS COLUMN.
-------------------------------------------------------------------------------

ALL TENDERING HOLDERS OF 5.50% NOTES DUE 2005 COMPLETE THIS BOX:

---------------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF OLD 5.50% NOTES DUE 2005 TENDERED
---------------------------------------------------------------------------------------------------------------------------------
         IF BLANK, PLEASE PRINT NAME AND ADDRESS OF                           OLD 5.50% NOTES DUE 2005 TENDERED
                     REGISTERED HOLDER                                      (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PRINCIPAL AMOUNT OF
                                                                                       PRINCIPAL AMOUNT     OLD 5.50% NOTES DUE
                                                                  CERTIFICATE       OF OLD 5.50% NOTES DUE     2005 TENDERED
                                                                   NUMBER(S)*                2005           (IF LESS THAN ALL)**
                                                             --------------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                                 TOTAL AMOUNT:
---------------------------------------------------------------------------------------------------------------------------------

  * NEED NOT BE COMPLETED BY HOLDERS TENDERING BY BOOK-ENTRY TRANSFER OR IN ACCORDANCE WITH DTC'S ATOP PROCEDURES.
 ** OLD 5.50% NOTES DUE 2005 MAY BE TENDERED IN WHOLE OR IN PART IN
    DENOMINATIONS OF $1,000 AND INTEGRAL MULTIPLES THEREOF. ALL OLD 5.50% NOTES DUE 2005 HELD SHALL BE DEEMED TENDERED UNLESS A LESSER NUMBER IS SPECIFIED IN THIS COLUMN.
-------------------------------------------------------------------------------

ALL TENDERING HOLDERS OF 6.125% NOTES DUE 2007 COMPLETE THIS BOX:

---------------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF OLD 6.125% NOTES DUE 2007 TENDERED
---------------------------------------------------------------------------------------------------------------------------------
         IF BLANK, PLEASE PRINT NAME AND ADDRESS OF                           OLD 6.125% NOTES DUE 2007 TENDERED
                     REGISTERED HOLDER                                      (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PRINCIPAL AMOUNT OF
                                                                                       PRINCIPAL AMOUNT     OLD 6.125% NOTES DUE
                                                                  CERTIFICATE        OF OLD 6.125% NOTES       2007 TENDERED
                                                                   NUMBER(S)*              DUE 2007         (IF LESS THAN ALL)**
                                                             --------------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                                 TOTAL AMOUNT:
---------------------------------------------------------------------------------------------------------------------------------

  * NEED NOT BE COMPLETED BY HOLDERS TENDERING BY BOOK-ENTRY TRANSFER OR IN ACCORDANCE WITH DTC'S ATOP PROCEDURES.
 ** OLD 6.125% NOTES DUE 2007 MAY BE TENDERED IN WHOLE OR IN PART IN
    DENOMINATIONS OF $1,000 AND INTEGRAL MULTIPLES THEREOF. ALL OLD 6.125% NOTES DUE 2007 HELD SHALL BE DEEMED TENDERED UNLESS A LESSER NUMBER IS SPECIFIED IN THIS COLUMN.
-------------------------------------------------------------------------------

ALL TENDERING HOLDERS OF 6.75% NOTES DUE 2012 COMPLETE THIS BOX:

---------------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF OLD 6.75% NOTES DUE 2012 TENDERED
---------------------------------------------------------------------------------------------------------------------------------
         IF BLANK, PLEASE PRINT NAME AND ADDRESS OF                           OLD 6.75% NOTES DUE 2012 TENDERED
                     REGISTERED HOLDER                                      (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            PRINCIPAL AMOUNT OF
                                                                                       PRINCIPAL AMOUNT     OLD 6.75% NOTES DUE
                                                                  CERTIFICATE         OF OLD 6.75% NOTES       2012 TENDERED
                                                                   NUMBER(S)*              DUE 2012         (IF LESS THAN ALL)**
                                                             --------------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                                 TOTAL AMOUNT:
---------------------------------------------------------------------------------------------------------------------------------

  * NEED NOT BE COMPLETED BY HOLDERS TENDERING BY BOOK-ENTRY TRANSFER OR IN ACCORDANCE WITH DTC'S ATOP PROCEDURES.
 ** OLD 6.75% NOTES DUE 2012 MAY BE TENDERED IN WHOLE OR IN PART IN
    DENOMINATIONS OF $1,000 AND INTEGRAL MULTIPLES THEREOF. ALL OLD 6.75% NOTES DUE 2012 HELD SHALL BE DEEMED TENDERED UNLESS A LESSER NUMBER IS SPECIFIED IN THIS COLUMN.
-------------------------------------------------------------------------------

ALL TENDERING HOLDERS OF 7.375% DEBENTURES DUE 2032 COMPLETE THIS BOX:

---------------------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF OLD 7.375% DEBENTURES DUE 2032 TENDERED
---------------------------------------------------------------------------------------------------------------------------------
         IF BLANK, PLEASE PRINT NAME AND ADDRESS OF                        OLD 7.375% DEBENTURES DUE 2032 TENDERED
                     REGISTERED HOLDER                                      (ATTACH ADDITIONAL LIST IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       PRINCIPAL AMOUNT     PRINCIPAL AMOUNT OF
                                                                                        OF OLD 7.375%      OLD 7.375% DEBENTURES
                                                                  CERTIFICATE             DEBENTURES         DUE 2032 TENDERED
                                                                   NUMBER(S)*              DUE 2032         (IF LESS THAN ALL)**
                                                             --------------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                             ---------------------------------------------------------------

                                                                 TOTAL AMOUNT:
---------------------------------------------------------------------------------------------------------------------------------

  * NEED NOT BE COMPLETED BY HOLDERS TENDERING BY BOOK-ENTRY TRANSFER OR IN ACCORDANCE WITH DTC'S ATOP PROCEDURES.
 ** OLD 7.375% DEBENTURES DUE 2032 MAY BE TENDERED IN WHOLE OR IN PART IN
    DENOMINATIONS OF $1,000 AND INTEGRAL MULTIPLES THEREOF. ALL OLD 7.375% DEBENTURES DUE 2032 HELD SHALL BE DEEMED TENDERED UNLESS A LESSER NUMBER IS SPECIFIED IN THIS COLUMN.
-------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Account Number  Transaction Code Number

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:

Name of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Guaranteed Delivery Is To Be Made By Book-Entry Transfer:

Name of Tendering Institution

DTC Account Number  Transaction Code Number

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD SECURITIES FOR
    ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

     The undersigned hereby tenders to Weyerhaeuser Company, a Washington corporation (the "Company"), the above described aggregate principal amount of the Company's outstanding Floating Rate Notes due 2003, 5.50% Notes due 2005, 6.125% Notes due 2007, 6.75% Notes due 2012 and 7.375% Debentures due 2032 (collectively, the "Old Securities") in exchange for a like aggregate principal amount of the Company's Floating Rate Notes due 2003, 5.50% Notes due 2005, 6.125% Notes due 2007, 6.75% Notes due 2012 and 7.375% Debentures due 2032 (the "Exchange Securities" and, together with the Old Securities, the "Securities") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), respectively, upon the terms and subject to the conditions
set forth in the Prospectus dated                , 2002 (as the same may be
amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offers").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Old Securities tendered herewith in accordance with the terms and conditions of the applicable Exchange Offer (including, if any Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offers) with respect to the tendered Old Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Securities to the Company together with all accompanying evidences of transfer and authenticity and to effect transfers of Old Securities pursuant to the book-entry procedures of The Depository Trust Company ("DTC"), in each case to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Securities to be issued in exchange for such Old Securities, (ii) present certificates for such Old Securities for transfer and to transfer the Old Securities on the books of the Company and pursuant to DTC's book-entry procedures, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities, all in accordance with the terms and conditions of the Exchange Offers.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR JPMORGAN CHASE BANK, AS EXCHANGE AGENT (THE "EXCHANGE AGENT") TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE OLD SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT (AS DEFINED BELOW). THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER WITH RESPECT TO OLD SECURITIES OF EACH SERIES TENDERED HEREBY.

     The name(s) and address(es) of the registered holder(s) of the Old Securities of each series tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Securities. The certificate number(s) of the Old Securities of each series that the undersigned wishes to tender should be indicated in the appropriate boxes above unless such Old Securities are being tendered by book-entry transfer or in accordance with DTC's Automated Tender Offer Program ("ATOP") procedures.

     If any tendered Old Securities of any series are not exchanged pursuant to the Exchange Offer with respect to the Securities of that series for any reason, or if more Old Securities of any series are submitted than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Old Securities will be returned to the undersigned at the address shown below the undersigned's signature (or, in the case of Old Securities tendered by book-entry transfer, such

Old Securities will be credited to the account indicated above maintained at
DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer with respect to the Securities of such series.

     The undersigned understands that tenders of Old Securities pursuant to the procedures described in "The Exchange Offers -- Procedures for Tendering Old Securities" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Securities, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the applicable Exchange Offer. The undersigned recognizes that, as set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Securities tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Securities be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Securities, that such Exchange Securities be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions" below, any certificates representing the Exchange Securities will be delivered to the undersigned at the address shown below the undersigned's signature.

     By tendering Old Securities and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) any Exchange Securities received by the undersigned are being acquired in the ordinary course of its business, (ii) the undersigned has no arrangement or understanding with any person to participate in a distribution of Old Securities or Exchange Securities within the meaning of the Securities Act, (iii) the undersigned is not an "affiliate," as defined in Rule 405 of the Securities Act, of the Company, (iv) the undersigned is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities within the meaning of the Securities Act, (v) if the undersigned is a broker-dealer, the undersigned did not purchase the Old Securities being tendered by it in the Exchange Offers directly from the Company for resale pursuant to Rule 144A or any other available exemption from registration under the Securities Act. By tendering Old Securities pursuant to the Exchange Offers and executing this Letter of Transmittal, the undersigned, if the undersigned is a broker-dealer, represents, warrants, acknowledges and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) the Old Securities tendered by such broker-dealer are held only as a nominee, or (b) that such broker-dealer will receive Exchange Securities in exchange for Old Securities that were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and, if the undersigned is a broker-dealer holding Old Securities acquired for its own account as a result of market-making activities or other trading activities, the undersigned acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Old Securities pursuant to the Exchange Offers (provided that, by so representing, warranting, acknowledging and agreeing and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act). See "The Exchange Offers -- Resales of Exchange Securities" in the Prospectus.

     Pursuant to a Registration Rights Agreement dated March 12, 2002 (the "Registration Rights Agreement") between the Company and the Initial Purchasers (as defined in the Registration Rights Agreement), the Company has agreed that, subject to the terms and conditions of the Registration Rights Agreement (including the right of the Company to require that sales or other dispositions of Exchange Securities pursuant to the Prospectus be discontinued for a period not to exceed 120 days (whether or not consecutive) in any period of twelve consecutive months under certain circumstances), the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Securities of any series received in exchange for Old Securities of that series, where such Old Securities were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period of 180 days after the Expiration Date (as defined below) of the Exchange Offer for Securities of that series. However, a Participating Broker-Dealer who intends to use the Prospectus in connection with the resale of Exchange Securities of any series received in exchange for Old Securities of that series pursuant to the Exchange Offer with respect to the Securities of that series must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date of the Exchange Offer for the Securities of that series, that it is a Participating Broker-Dealer. Such notice may be given in the space provided herein for that purpose or may be delivered to the Exchange Agent in writing at one of the addresses set forth on the face of this Letter of Transmittal. In that regard, each broker-dealer who acquired Old Securities for its own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer"), by tendering such Old Securities and by executing this Letter of Transmittal, agrees that, as provided in the Registration Rights Agreement, upon receipt by such Participating Broker-Dealer from the Company of a Voluntary Suspension Notice (as defined in the Registration Rights Agreement) or notice of the happening of any event that makes any statement made in the Prospectus or the related registration statement untrue in any material respect or as a result of which the Prospectus or the related registration statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or which requires the making of any changes in the Prospectus or such registration statement in order to make the statements therein not misleading, such Participating Broker-Dealer will forthwith discontinue the sale or other disposition of Exchange Securities pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice as provided in the Registration Rights Agreement that the sale of Exchange Securities may be resumed using the then current Prospectus, as the case may be. As used in the preceding sentence, references to the Prospectus and the related registration statement include the documents incorporated or deemed to be incorporated by reference therein. If the Company gives such notice to suspend the sale of the Exchange Securities, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Securities by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Securities or to and including the date on which the Participating Broker-Dealers have received notice that disposition of Exchange Securities may be resumed using the then current Prospectus, as the case may be. The Registration Rights Agreement defines the term "Voluntary Suspension Notice" to include, in general, a notice given by the Company to suspend use of the Prospectus under certain circumstances relating to possible acquisitions or business combinations or other transactions, business developments or events involving the Company that would require disclosure in the Prospectus or in the related registration statement or the documents incorporated or deemed to be incorporated by reference therein if the Company determines in the exercise of its reasonable judgment that such disclosure is not in the best interests of the Company and its stockholders or obtaining any financial statements relating to an acquisition or business combination required to be included in the Prospectus or such registration statements or the documents incorporated or deemed to be incorporated by reference therein would be impracticable; provided that the Registration Rights Agreement provides that the Company shall not be required to disclose in such notice the possible acquisition or business combination or other transaction, business development or event as a result of which such notice shall have been given if the Company determines in good faith that such acquisition or business combination or other transaction, business development or event should remain confidential.


     Holders of Old Securities that are accepted for exchange pursuant to the Exchange Offer for the Securities of that series will not receive accrued interest on such Old Securities for any period from and after the respective interest payment dates falling in September 2002, and will be deemed to have waived the right to receive any interest on those old securities accrued from and after those respective interest payment dates.


     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Securities hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the trustee for the Old Securities to comply with the restrictions on transfer applicable to the Old Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another person acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Date
---------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER(S))

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

Authorized Signature
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Date
--------------------------------------------------------------------------------

Capacity or Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number
--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 11)

To be completed ONLY if the Exchange Securities are to be issued in the name of someone other than the registered holder(s) of the Old Securities whose name(s) appear(s) above or are to be credited to an account at DTC other than the account indicated above.

Issue Exchange Securities to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)



                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6 AND 11)

To be completed ONLY if Exchange Securities are to be sent to someone other than the registered holder(s) of the Old Securities whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail Exchange Securities to:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                          (TAXPAYER IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)

                                  INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Old Securities of any series are being tendered in the form of Certificated Old Securities (which Certificated Old Securities are forwarded herewith) or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offers -- Procedures for Tendering Old Securities" in the Prospectus unless an agent's message (an "Agent's Message") confirming that DTC has received an express acknowledgment from the tendering DTC participant that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against that participant is being delivered to the Exchange Agent pursuant to DTC's Automated Tender Offer Program ("ATOP"). Certificates, or timely confirmation of a book-entry transfer of such Old Securities into an account of the Exchange Agent at DTC (a "Book-Entry Confirmation"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal or, in lieu of this Letter of Transmittal, an Agent's Message, must be received by the Exchange Agent at one of its addresses set forth on the face hereof on or prior to the Expiration Date of the Exchange Offer for the Securities of that series. Old Securities of any series may be tendered in whole or in part in the principal amount of $1,000 and integral multiples thereof. Anything in this Letter of Transmittal to the contrary notwithstanding, if tenders of Old Securities of any series are made pursuant to the procedures for tender by book-entry transfer as described above, an Agent's Message with respect to such Old Securities must be received by the Exchange Agent on or prior to the Expiration Date of the Exchange Offer for the Old Securities of that series.

     Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent. The method of delivery of certificates for tendered Old Securities, this Letter of Transmittal, Book-Entry Confirmations, Agent's Messages and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service, in each case properly insured. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or tendered Old Securities should be sent to the Company. Neither the Company nor the Exchange Agent is under any obligation to notify any tendering holder of the Company's acceptance of tendered Old Securities of any series prior to the closing of the Exchange Offer with respect to the Securities of that series.

     Holders who wish to tender their Old Securities and whose Old Securities are not immediately available or who cannot deliver their Old Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date of the applicable Exchange Offer or who cannot complete the procedures for delivery by book-entry transfer on or before the Expiration Date of the applicable Exchange Offer, may tender their Old Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth under "The Exchange Offers -- Procedures For Tendering Old Securities -- Guaranteed Delivery" in the Prospectus. Pursuant to such procedures: (i) such tender of the Old Securities of any series must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date of the Exchange Offer for the Securities of that series; and (iii) the certificates representing all tendered Old Securities of that series, in proper form for transfer, or a Book-Entry Confirmation in respect of all tendered Old Securities of that series, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal or, instead of a Letter of Transmittal, an appropriate Agent's Message pursuant to the ATOP procedures, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date of the Exchange Offer for the Securities of that series, all as provided in "The Exchange Offers -- Procedures For Tendering Old Securities -- Guaranteed Delivery" in the Prospectus. The term "Expiration Date" means, with respect to the Exchange Offer for the Securities
of any series, 5:00 p.m., New York City time, on           , 2002 unless the
Company extends the term of the Exchange Offer with respect to the Securities of that series, in which case the term "Expiration Date" will mean, with respect to the Exchange Offer for the Securities of that series, the latest date and time to which that Exchange Offer is extended.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such Notice. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.

     THE METHOD OF DELIVERY OF BOOK-ENTRY CONFIRMATIONS, AGENT'S MESSAGES, CERTIFICATES EVIDENCING THE OLD SECURITIES, NOTICES OF GUARANTEED DELIVERY, LETTERS OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF A LETTER OF TRANSMITTAL IS USED OR CERTIFICATES EVIDENCING THE OLD SECURITIES ARE DELIVERED TO THE EXCHANGE AGENT, THE COMPANY RECOMMENDS THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, IN EACH CASE PROPERLY INSURED, RATHER THAN DELIVERY BY MAIL. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof) or by causing the delivery of an Agent's Message, as the case may be, waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

          (i) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Securities) of Old Securities tendered herewith, unless such holder(s) has (have) completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

          (ii) such Old Securities are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, certificates for the Old Securities being tendered must be duly endorsed or accompanied by a properly executed bond power, and the endorsement or signature(s) on the bond power and the signature on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in any of the boxes captioned "Description of Old Floating Rate Notes due 2003 Tendered," "Description of Old 5.50% Notes due 2005 Tendered," "Description of Old 6.125% Notes due 2007 Tendered," "Description of Old 6.75% Notes due 2012 Tendered" or "Description of Old 7.375% Debentures due 2032 Tendered," respectively is inadequate, the certificate number(s) and/or the principal amount(s) of Old Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Securities of any series will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Securities of any series evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Securities of that series which are to be tendered in the box entitled "Principal Amount of Old Floating Rate Notes due 2003 Tendered (if less than all)," "Principal Amount of Old 5.50% Notes due 2005 Tendered (if less than all)," "Principal Amount of Old 6.125% Notes due 2007 Tendered (if less than all)," "Principal Amount of Old 6.75% Notes due 2012 Tendered (if less than all)" or "Principal Amount of Old 7.375% Debentures due 2032 Tendered (if less than all)," respectively. In such case, new certificate(s) for the remainder of the Old Securities of that series that were evidenced by your old certificate(s) will be sent to the holder of the Old Securities of that series (or, in the case of Old Securities of that series tendered by book-entry transfer, the remainder of such Old Securities of such series will be credited to an account at DTC), promptly after the Expiration Date of the Exchange Offer for the Securities of that series. All Old Securities represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein or in the Prospectus, tenders of Old Securities of any series may be withdrawn at any time on or prior to the Expiration Date of the Exchange Offer for the Securities of that series. In order for a withdrawal to be effective, a written or facsimile transmission of such notice of withdrawal or, in the case of Old Securities of any series tendered pursuant to the procedures for book-entry transfer described in the Prospectus under "The Exchange Offers -- Procedures for Tendering Old Securities," a properly transmitted Agent's Message through ATOP, must be received by the Exchange Agent at one of its addresses set forth above on or prior to the Expiration Date of the Exchange Offer for the Securities of that series. Any such notice of withdrawal must specify the name of the person who tendered Old Securities to be withdrawn and the aggregate principal amount of Old Securities of each series to be withdrawn, identify the previously tendered Old Securities of each series to be withdrawn (including the registration numbers and principal amount of each series of those Old Securities) or, in the case of Old Securities transferred by a book-entry transfer through DTC, the name and number of the account at DTC to be credited with the Old Securities of each series being withdrawn, and, if Certificated Old Securities have been tendered, contain the name of the registered holder of the Old Securities, if different from that of the person who tendered such Old Securities, and be signed in the same manner as the original signature on the letter of transmittal (if used), including any required signature guarantee or, if an Agent's Message was submitted instead of a Letter of Transmittal, the withdrawal notice must be transmitted by DTC and received by the Exchange Agent in the same manner as the Agent's Message originally tendering the Old Securities for exchange. If Old Securities have been tendered pursuant to DTC's book-entry transfer procedures, any notice of withdrawal must comply with DTC's book-entry procedures.

     Withdrawals of tenders of Old Securities may not be rescinded. Old Securities of any series properly withdrawn will not be deemed validly tendered for purposes of the applicable Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date of the Exchange Offer for the Securities of that series by following any of the procedures described in the Prospectus under "The Exchange Offers -- Procedures for Tendering Old Securities" and in this Letter of Transmittal.

     All questions as to the validity, form and eligibility (including time of receipt) of withdrawal notices will be determined by the Company, in its sole and absolute discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Securities which have been tendered but which are withdrawn will be returned to the holder thereof or, in the case of Old Securities tendered by book-entry transfer, will be credited to the account at DTC designated in the notice of withdrawal, without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Securities tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) or, in the case of Old Securities held in book-entry form, on a security position listing without alteration, enlargement or any change whatsoever.

     If any of the Old Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the Old Securities tendered hereby are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

     If this Letter of Transmittal or any endorsement, bond power, power of attorney or other document required by this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must so indicate when signing and must submit, unless waived by the Company, proper evidence satisfactory to the Company, in its sole and absolute discretion, of such persons' authority to so act.

     No endorsement(s) of the certificate(s) evidencing the Old Securities of any series or separate bond power(s) are required unless (a) the person surrendering the Old Securities for tender or signing this Letter of Transmittal, if applicable, is not the registered holder of the Old Securities being tendered, or (b) the person tendering the Old Securities completes the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal. In the case of (a) or (b) above, any Certificated Old Securities being tendered must be endorsed or accompanied by appropriate and properly executed bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the trustee for the Old Securities may require in accordance with the restrictions on transfer applicable to the Old Securities. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution unless the Old Securities are being tendered for the account of an Eligible Institution.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

     7. IRREGULARITIES. The Company will determine, in its sole and absolute discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Securities, which determination shall be final and binding on all parties. The Company reserves the right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Company, be unlawful. The Company also reserves the right, in its sole and absolute discretion, subject to applicable law, to waive any of the conditions of any Exchange Offer set forth in the Prospectus under "The Exchange Offers -- Certain Conditions to the Exchange Offers" or any conditions or irregularity in any tender of Old Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offers (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Securities of any series will be deemed to have been validly made until all defects and irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any defects and irregularities in tenders or incur any liability for failure to give such notification.

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a holder whose tendered Old Securities are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Securities exchanged pursuant to the Exchange Offers may be subject to backup withholding (currently at a rate of 30%, which rate is scheduled to be reduced periodically through 2006).

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, backup withholding on all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Securities or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Securities. If the Old Securities are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN (or similar form), signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). If any of the Old Securities tendered hereby are in the form of Certificated Old Securities, the Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

     11. SECURITY TRANSFER TAXES. Holders who tender their Old Securities for exchange will not be obligated to pay any transfer taxes in connection with those exchanges. If, however, Exchange Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Securities in connection with the Exchange Offers, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal or the applicable Agent's Message, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) AND ALL OTHER
           REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER FOR THE SECURITIES OF EACH SERIES TENDERED.

                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                              (SEE INSTRUCTION 9)

                       PAYOR'S NAME: JPMORGAN CHASE BANK
--------------------------------------------------------------------------------

 SUBSTITUTE                      PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT
 W-9                             RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:    TIN: ---------------------------------------
                                                                                            Social Security Number or
                                                                                          Employer Identification Number
                                ------------------------------------------------------------------------------------------------
                                 PART 2--TIN Applied For [ ]
 DEPARTMENT OF
 THE TREASURY                   ------------------------------------------------------------------------------------------------
 INTERNAL REVENUE SERVICE
 PAYER'S REQUEST FOR             CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
 TAXPAYER IDENTIFICATION        (1) The number shown on this form is my correct taxpayer identification number (or I am waiting
 NUMBER ("TIN")                 for a number to be issued to me).
 AND CERTIFICATION              (2) I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                                (iii) the IRS has notified me that I am no longer subject to backup withholding, and
                                (3) any other information provided on this form is true and correct.
                                The Internal Revenue Service does not require you consent to any provision of this document other than the certifications required to avoid backup withholding.
                                Signature  __________________________________________  Date  __________________________
---------------------------------------------------------------------------------------------------------------------------------
 You must cross out item (3) in Part (2) above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES
      RESULT IN BACKUP WITHHOLDING ON ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all payments made to me on account of the Exchange Securities shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and all reportable payments made to me thereafter will be subject to backup withholding, which will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature(s):
--------------------------------------------------------------------  Dated:
------------------------------